SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 10, 2003

A. O. Smith Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number, including area code)

Item 5.   Other Events and Regulation FD Disclosure

On December 10, 2003, A. O. Smith Corporation (“the Company”) issued a news release announcing that Paul W. Jones will join the company as president and chief operating office in January, 2004. A copy of the Company’s news release is attached as Exhibit 99 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

99   Press Release of A. O. Smith Corporation, dated December 10, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION
Date: December 12, 2003	By:	/s/ W. David Romoser
W. David Romoser Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated December 12, 2003

Exhibit Number	Description

(99)	Press Release of A. O. Smith Corporation, dated December 10, 2003.

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